Moody National REIT I, Inc. 8-K

Exhibit 10.1

PROMISSORY NOTE

$30,647,570.07	September 6, 2017

FOR VALUE RECEIVED, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to the order of Moody National Operating Partnership II, LP, a Delaware limited partnership (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, the principal sum of Thirty Million, Six Hundred Forty-Seven Thousand, Five Hundred Seventy Dollars and Seven Cents ($30,647,570.07) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

Section 1.

Payment Schedule and Maturity Dates. Principal and interest on this Note shall be payable as follows:

The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents (as hereinafter defined), shall be due and payable in full upon the closing of the merger between Moody National REIT I, Inc. and Moody National REIT II, Inc. but in no event later than September 30, 2017 (the “Maturity Date”).

Section 2.

Security; Loan Documents. The security for this Note includes those certain Mortgage, Security Agreement and Fixture Filing (as the same may from time to time be amended, restated, modified or supplemented, collectively the “Mortgage”) of even date herewith from each Borrower to Lender, conveying and encumbering certain real and personal property owned by such Borrower and more particularly described therein (the “Property”). This Note, the Mortgage, and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

Section 3.

Interest Rate. Interest on the outstanding principal balance of, and all other sums owing under this Note, which are not past due, shall accrue and be payable at a per annum rate which is equal to the lesser of (i) the Maximum Lawful Rate (as defined below), or (ii) the Note Rate (as defined below). Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year. The term “Note Rate” shall mean six and one-half percent (6.50%) per annum. The term “Maximum Lawful Rate” shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law). If any amount payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at the Past Due Rate (as defined below) to the fullest extent permitted by applicable law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable on demand, at a rate per annum (the “Past Due Rate”) equal to the lesser of (y) eighteen percent (18%), or (z) the Maximum Lawful Rate.

Section 4.

Prepayment. Upon one (1) days advanced written notice to Lender, Borrower may prepay all or any portion of the principal amount of this Note. Any prepayments shall be applied to amounts owed under this Note in the order set forth in Section 6 below.

Section 5.

Late Charges. If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within five (5) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to five percent (5%) of the amount of such payment. Such five (5) day period shall not be construed as in any way extending the due date of any payment or the Maturity Date. The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6.

Certain Provisions Regarding Payments. All payments on this Note shall, at the sole option of Lender, be applied at any time and from time to time and in any order, to the following: (a) the payment or reimbursement of any expenses, late charges, costs or obligations (other than the principal hereof and interest hereon) for which Borrower shall be obligated or Lender entitled pursuant to the provisions hereof or of the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance then outstanding hereunder. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Payments received after 2:00 p.m. shall be deemed to be received on, and shall be posted as of, the following Business Day. Whenever any payment under this Note or any other Loan Document falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

Section 7.

Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a)

Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note.

(b)

Borrower fails to timely perform, observe or keep any covenant, agreement or condition in this Note and (other than a monetary payment under (a) above) and such failure continues uncured for a period of thirty (30) days after notice from Lender to Borrower.

(c)

An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note.

Section 8.

Remedies. Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)

Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)

Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c)

Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9.

Remedies Cumulative. All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

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Section 10.

Costs and Expenses of Enforcement. Borrower agrees to pay to Lender on demand all reasonable costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

Section 11.

Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 12.

General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which payment of this Note is to be made for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Texas (without regard to any principles of conflicts of laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of Texas. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 13.

Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

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Section 14.

No Usury. Interest on the debt evidenced by this Note will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the unpaid principal of this Note, if the principal has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be cancelled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the principal or, if the principal has been paid, refunded. This provision overrides any conflicting provisions in this Note, the Loan Agreement, Loan Documents and all other instruments concerning the obligations under the Loan. Borrower hereby agrees that as a condition precedent to any claim seeking usury remedies or penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation and Lender shall have sixty days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Loan or the Note then owing by Borrower to Lender. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note or any other portion of the Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Loan or any other Obligation.

15.

Further Assurances and Corrections. From time to time, at the request of Lender, Borrower will (i) promptly correct any defect, error or omission which may be discovered in the contents of this Note or in any other Loan Document or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver, record and/or file (or cause to be executed, acknowledged, delivered, recorded and/or filed) such further documents and instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents) and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Lender's opinion, (A) to carry out more effectively the purposes of this Note and the Loan Documents and the transactions contemplated hereunder and thereunder, (B) to confirm the rights created under this Note and the other Loan Documents, (C) to protect and further the validity, priority and enforceability of this Note and the other Loan Documents and the liens and security interests created thereby, and (D) to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents; and (iii) pay all costs in connection with any of the foregoing.

16.

Rate Change for Failure to Provide Financial Information. Borrower shall provide Lender from time to time with current financial information for Borrower, as such financial information is reasonably requested by Lender and/or as provided in any Loan Documents executed by Borrower in connection herewith. In the event Borrower shall fail to provide such financial information to Lender whether pursuant to a request from Lender or as provided in any Loan Documents executed in connection herewith and after the expiration of any notice and right to cure periods (if any), Borrower and Lender acknowledge and agree that the Note Rate shall increase by one percent (1.00%).

17.

Debtor and Creditor Relationship. Notwithstanding any prior business or personal relationship between Borrower and Lender, or any officer, director or employee of Lender that may exist or have existed, the relationship between Borrower and Lender is solely that of debtor and creditor, Lender has no fiduciary or other special relationship with Borrower, Borrower and Lender are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

18.

APPLICABLE LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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19.

WAIVER OF JURY TRIAL. BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) WAIVE TRIAL BY JURY IN RESPECT TO ANY DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

20.

BALLOON PAYMENT. THIS NOTE IS PAYABLE IN FULL ON THE CLOSING OF THE MERGER BETWEEN MOODY NATIONAL REIT I, INC. AND MOODY NATIONAL REIT II, INC. BUT IN NO EVENT LATER THAN SEPTEBMER 30, 2017. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE NOTE AND UNPAID ACCRUED INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE NOTE AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER OR LOWER THAN THE INTEREST RATE ON THIS NOTE. IF YOU REFINANCE THIS NOTE AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

21.

TEXAS PROPERTY CODE WAIVERS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003 AND 51.004 OF THE TEXAS PROPERTY CODE TO THE EXTENT THEY PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OR COLLECTION OF THIS NOTE.

22.

ENTIRE AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS CONTAIN THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

BORROWER:

Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Brett C. Moody, President

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